                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2

                            Oneita Industries, Inc.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant) Payment of Filing Fee (Check the appropriate box):
     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials

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     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                            ONEITA INDUSTRIES, INC.
 ------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 27, 1996

 ------------------------------------------------------------------------------

To the Stockholders of
ONEITA INDUSTRIES, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Oneita Industries, Inc. will be held at the Charleston Place Hotel, 130 Market Street, Charleston, South Carolina 29401, on February 27, 1996 at 9:00 a.m., or at any adjournment thereof, for the following purposes:

     1. To elect seven directors to the Board of Directors.

     2. To consider and act upon a proposal to approve and adopt the Company's Employee Stock Purchase Plan, as set forth in Exhibit "A".

     3. To consider and act upon a proposal to approve the issuance of warrants to purchase 125,000 shares of Common Stock to Robert M. Gintel in connection with a $3,750,000 loan made by him to the Company, as set forth in Exhibit "B".

     4. To consider and act upon such other business as may properly come before this meeting or any adjournment thereof.

     The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

     Only stockholders of record on the books of the Company at the close of business on January 16, 1996 will be entitled to vote at the Annual Meeting of Stockholders or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

                                          By Order of the Board of Directors,

                                          EDWARD I. KRAMER
                                          Secretary

January 29, 1996
Charleston, South Carolina

                            ONEITA INDUSTRIES, INC.
                             4130 FABER PLACE DRIVE
                                   SUITE 200
                        CHARLESTON, SOUTH CAROLINA 29405
 ------------------------------------------------------------------------------

                                PROXY STATEMENT
 ------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 27, 1996

     The Annual Meeting of Stockholders of ONEITA INDUSTRIES, INC. (the "Company") will be held on Tuesday, February 27, 1996 at the Charleston Place Hotel, 130 Market Street, Charleston, South Carolina 29401, at 9:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 27, 1996 AND AT ANY ADJOURNMENTS OF SUCH MEETING. The approximate date on which this proxy statement and the enclosed proxy are being first mailed to stockholders is January 29, 1996.

     If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing the proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

VOTING RIGHTS

     Only stockholders of record on January 16, 1996 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company has outstanding one class of voting capital stock, namely 6,878,506 shares of Common Stock, $.25 par value. Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote at the Annual Meeting of Stockholders.

     The affirmative vote of a majority of the votes cast at the Annual Meeting of Stockholders is required for approval of each matter to be submitted to a vote of the shareholders. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will have no effect on the vote, but will be counted in the determination of a quorum.

                               SECURITY OWNERSHIP

     The following table sets forth as of the Record Date certain information with regard to ownership of the Company's Common Stock by, (i) each beneficial owner of 5% or more of the Company's Common Stock, based on reports filed with the Securities and Exchange Commission; (ii) each director and each executive officer named in the "Summary Compensation Table"; and (iii) all executive officers and directors of the Company as a group:

                                                                     SHARES OF
                       NAME AND ADDRESS                             COMMON STOCK      PERCENT OF
                      OF BENEFICIAL OWNER                        BENEFICIALLY OWNED    CLASS(1)
---------------------------------------------------------------  ------------------   ----------
Robert M. Gintel...............................................       2,075,000(2)        29.0%
6 Greenwich Office Park
Greenwich, Conn. 06831
Gintel Equity Management, Inc. ................................         975,000(2)        13.6%
6 Greenwich Office Park
Greenwich, Conn. 06831
Gintel Fund....................................................         665,000(2)         9.3%
6 Greenwich Office Park
Greenwich, Conn. 06831
Albert Fried, Jr. .............................................         873,100(3)        12.2%
40 Exchange Place
New York, New York 10005
Herbert J. Fleming.............................................         125,229(4)         1.8%
4130 Faber Place Drive
Charleston, South Carolina 29405
Lewis Rubin....................................................          21,500(5)       --
1 Devonshire Place
Boston, Massachusetts 02109
Meyer A. Gross.................................................           8,850(6)       --
230 Park Avenue
New York, New York 10169
John G. Hudson.................................................          29,500(7)       --
1 Deerwood
Shoalcreek, Alabama 35242
H. Varnell Moore...............................................           6,750(8)       --
1 Mill Street
Woolrich, PA 17779
James L. Ford..................................................          22,500(9)       --
4130 Faber Place Drive
North Charleston, South Carolina 29405
Joe E. Brinson.................................................          28,129(10)      --
4130 Faber Place Drive
North Charleston, South Carolina 29405
J. Roger Holland...............................................          50,000(11)      --
4130 Faber Place Drive
North Charleston, South Carolina 29405
Directors and officers as a group (13 persons).................       3,262,088(12)      45.63%

---------------
(1) Unless otherwise indicated, (a) no director beneficially owns more than 1% of the Company's Common Stock; and (b) ownership represents sole voting and investment power.

(2) Includes 1,100,000 shares of the Company's Common Stock directly owned of record by Mr. Gintel and an aggregate of 975,000 shares of the Company's Common Stock beneficially owned by Gintel Equity Management, Inc., acting as investment advisor, of which Gintel Fund owns 665,000 shares and Gintel ERISA Fund owns 225,000 shares.

(3) Includes 6,000 shares of the Company's Common Stock directly owned of record by Mr. Fried and 862,600 shares of the Company's Common Stock owned of record by Albert Fried & Company, a New

    York Stock Exchange member firm, of which Mr. Fried is the managing general partner, and options exercisable within sixty (60) days for 4,500 shares under the Company's Outside Director Stock Option Plan.

(4) Includes options exercisable within 60 days for 21,194 shares of the Company's Common Stock under the Company's Stock Option Plan and 45,581 shares under the Company's Non-Qualified Stock Option Plan. Also, includes 16,586 shares of Common Stock owned by Mr. Fleming's wife and children as to which Mr. Fleming has disclaimed beneficial ownership.

(5) Includes options exercisable within sixty (60) days for 4,500 shares under the Company's Outside Director Stock Option Plan.

(6) Includes options exercisable within sixty (60) days for 6,750 shares under the Company's Non-Qualified Stock Option Plan and 1,000 shares under the Company's Outside Director Stock Option Plan.

(7) Includes options exercisable within sixty (60) days for 4,500 shares under the Company's Outside Director Stock Option Plan.

(8) Includes options exercisable within sixty (60) days for 2,750 shares under the Company's Outside Director Stock Option Plan.

(9) Includes options exercisable within sixty (60) days for 6,250 shares of the Company's Common Stock under the Company's Stock Option Plan and 6,250 shares under the Company's Non-Qualified Stock Option Plan.

(10) Includes options exercisable within sixty (60) days for 11,102 shares of the Company's Common Stock under the Company's Stock Option Plan and 11,952 shares under the Company's Non-Qualified Stock Option Plan.

(11) Includes options exercisable within sixty (60) days for 13,636 shares of the Company's Common Stock under the Company's Stock Option Plan and 36,364 shares under the Company's Non-Qualified Stock Option Plan.

(12) Includes options exercisable within 60 days for an aggregate of 58,137 shares of the Company's Common Stock under the Company's Stock Option Plan, 116,002 shares under the Company's Non-Qualified Stock Option Plan, and 17,250 shares under the Company's Outside Director Stock Option Plan.

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation presently provides for a Board of Directors consisting of not less than three nor more than nine directors, who serve until the next Annual Meeting of Stockholders or until their successors have been chosen and qualify. The Company's Board of Directors now consists of seven directors as set forth below, including Albert Fried, Jr., who has informed the Board of Directors that he will not stand for reelection at this meeting. Jack R. Altherr, Jr. has been nominated by the Board of Directors for election by stockholders at this meeting.

Jack R. Altherr, Jr.(Nominee)       Herbert J. Fleming(4)      Albert Fried, Jr.(1)(2)(4)
Robert M. Gintel(1)(2)(4)(5)        Meyer A. Gross(3)          John G. Hudson(1)(4)
H. Varnell Moore(1)                 Lewis Rubin(2)(3)

---------------
(1) Member of Compensation Committee.

(2) Member of Nominating Committee.

(3) Member of Audit Committee.

(4) Member of Executive Committee.

(5) Ex Officio Member of Audit Committee.

     Each of the directors will serve until the next Annual Meeting of Stockholders or until their successors have been chosen and qualify. Shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

     Directors who are not employees of the Company receive an annual fee of $10,000 and a fee of $1,000 for each Board of Directors meeting attended and $750 for each Committee meeting attended($1,000 for the committee chairmen) and are reimbursed for expenses incurred relating to their directorship. All directors also receive $100,000 of term life insurance and are eligible to participate in the Company's medical insurance plan at the expense of the Company.

     There were four meetings of the Board of Directors during the fiscal year ended September 30, 1995. For the fiscal year ended September 30, 1995, there were four meetings of the Audit Committee, three meetings of the Compensation Committee, one meeting of the Nominating Committee and ten meetings of the Executive Committee. Each director attended or participated in at least 75% of the meetings of the Board of Directors and the committees thereof on which he served. The Company's Audit Committee is involved in discussions with the Company's independent public accountants with respect to the scope and results of the Company's year-end audit, the Company's internal accounting controls and the professional services furnished by the independent auditors to the Company. The Compensation Committee recommends to the Board of Directors executive compensation and the granting of stock options to key employees. See "Compensation Committee Report on Executive Compensation." The Nominating Committee identifies and proposes to the full Board of Directors nominees to fill vacancies on the Board of Directors as they occur. The Executive Committee is empowered when the Board of Directors is not in session to authorize transactions entered into by the Company in the ordinary course of business, borrow money, issue notes or other obligations and evidence of indebtedness and lease or rent real property.

PRINCIPAL OCCUPATIONS OF DIRECTORS

     The following is a brief account of the business experience for the past five years of the Company's directors:

     MR. ROBERT M. GINTEL (67 years of age), Chairman of the Board of the Company since October 1993, has been Senior Partner of Gintel & Co., a New York Stock Exchange member firm, since 1969; Chairman and Chief Executive Officer of Gintel Equity Management Inc., an investment advisor registered under the Investment Advisors Act of 1940, since 1971; and Trustee, Chairman and Chief Executive Officer of Gintel ERISA Fund and Gintel Fund, each an open-end non-diversified investment company registered under the Investment Company Act of 1940, since 1981 and 1980, respectively. Mr. Gintel is also Vice Chairman and a director of XTRA Company and a director of Amtec, Inc. See "Certain Transactions".

     MR. JACK R. ALTHERR, JR. (46), a director nominee of the Company, has been Vice President, Chief Financial Officer, Secretary and a Director of Avondale Mills, Inc. since October 1988. In addition, Mr. Altherr served in various administrative and financial positions with Avondale Mills, Inc. from July 1982 to October 1988. See "Certain Transactions".

     MR. HERBERT FLEMING (49), a director of the Company since June 1988, has been employed by the Company in various executive capacities since October 1984. Mr. Fleming has been President of the Company since November 1986. Mr. Fleming is also a Director of Commonwealth Finance, Inc., a consumer finance company.

     MR. MEYER A. GROSS (59), a director of the Company since June 1988, has been a practicing attorney in the State of New York since 1961 and, since 1985 has been a partner in the law firm of Schweitzer Cornman & Gross, intellectual property counsel to the Company, and its predecessor firms. For the fiscal year ended September 30, 1995, the Company paid $24,263 in legal fees to the firm.

     MR. LEWIS RUBIN (58), a director of the Company since October 1993, has been President and Chief Executive Officer of XTRA Corp., a transportation equipment leasing company, since April 1990. Mr. Rubin is also a director of XTRA Corporation.

     MR. JOHN G. HUDSON (70), a director of the Company since December 1993, was the President and Chief Operating Officer of Avondale Mills, Inc. from 1986 through 1990. Mr. Hudson is a director of West Point Stevens, Inc.

     MR. H. VARNELL MOORE (59), a director of the Company since November 1994, has been President, Chief Executive Officer and a director of Woolrich, Inc., a manufacturer of outdoor wear, since 1993. For more than four years prior thereto, he was Vice President of VF Corporation, a manufacturer of sportswear and other apparel.

                                   MANAGEMENT

OFFICERS OF THE COMPANY

     The executive officers of the Company are as follows:

                NAME                                        OFFICE HELD
    -----------------------------  -------------------------------------------------------------
    Robert M. Gintel.............  Chairman of the Board
    Albert Fried, Jr. ...........  Vice Chairman of the Board
    Herbert J. Fleming...........  President
    Joe E. Brinson...............  Executive Vice President-Operations
    James L. Ford................  Executive Vice President-Finance and Chief Financial Officer
    J. Roger Holland.............  Executive Vice President-Sales and Marketing
    William H. Boyd..............  Vice President-Administration and Treasurer
    E. Franklin Impson, Jr. .....  Vice President and Controller
    Edward I. Kramer.............  Secretary

     MR. JOE E. BRINSON (47), Executive Vice President of Operations since June 1994, has been employed by the Company from June 1987 to September 1989 as a Director of Infantswear Manufacturing and from September 1989 to June 1994 as Vice President-Manufacturing.

     MR. JAMES L. FORD (55), has been Executive Vice President-Finance of the Company since June 1994. From April 1989 through December 1992, he was Vice Chairman of the Board, Executive Vice President and Chief Financial Officer of Sunbelt Coca-Cola Bottling, Inc. Prior thereto, he was Vice President and Controller of Coca-Cola Enterprises, Inc. Mr. Ford also is President of Ford Management Consulting, a consulting firm, which is no longer actively engaged in any new projects.

     MR. J. ROGER HOLLAND (55), has been Executive Vice President-Sales since joining the Company in April 1994. From May 1990 through August 1993, Mr. Holland was the Chief Executive Officer of Signal Apparel Company, Inc., an activewear company. From August 1985 through January 1990, Mr. Holland was Chief Executive Officer of Champion Products, Inc., a sportswear company.

     MR. WILLIAM H. BOYD (48), Vice President-Administration since January 1986 and Treasurer since September 1994, has been employed by the Company in various accounting and financial positions since August 1982.

     MR. E. FRANKLIN IMPSON, JR. (37), has been Vice President of the Company since September 1994 and Controller since February 1994. Mr. Impson has been employed by the Company in various finance positions since January 1993. Prior to joining the Company, Mr. Impson held various accounting positions, including that of Controller for Buster Brown Apparel, a division of Gerber Products Company.

     MR. EDWARD I. KRAMER (61), has been a practicing attorney in the State of New York since 1960, and is a member of the law firm of Blau, Kramer, Wactlar & Lieberman, P.C., counsel to the Company. For the fiscal year ended September 30, 1995, the Company paid $89,940 in legal fees and disbursements to the firm. Mr. Kramer was appointed Secretary in August 1988.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation with respect to the Chief Executive Officer and each of the three other highest-paid executive officers of the Company whose total annual salary and bonus equaled or exceeded $100,000 in fiscal 1995, for services rendered for the fiscal years ended September 30, 1995, 1994 and 1993.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION(1)            LONG-TERM COMPENSATION
                                         ----------------------------     ------------------------------
               NAME AND                  FISCAL                           STOCK OPTION      ALL OTHER
          PRINCIPAL POSITION              YEAR     SALARY     BONUS        AWARDS(#)     COMPENSATION(2)
---------------------------------------  ------   --------   --------     ------------   ---------------
Herbert J. Fleming.....................   1995    $293,750   $ 16,000(4)     20,000          $ 1,875
  President(3)                            1994     275,000     50,375(4)     50,000            1,780
                                          1993     262,500    116,000(4)     --                2,854
J. Roger Holland.......................   1995    $293,750   $  --           50,000          $ 1,200
  Executive Vice President-               1994     137,500     16,952        50,000              500
  Sales and Marketing                     1993       --         --           --              --
Joe E. Brinson.........................   1995    $161,250   $  --           10,000          $ 1,863
  Executive Vice President-               1994     150,000     18,750        23,750            1,660
  Manufacturing                           1993     140,095     33,362        --                1,781
James L. Ford..........................   1995    $149,987   $  --           12,500          $ 1,200
  Executive Vice President-               1994      41,932      --           12,500            1,080
  Finance                                 1993       --         --           --              --

---------------
(1) No Other Annual Compensation is shown because the amounts of perquisites and other non-cash benefits provided by the Company do not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.

(2) All Other Compensation includes (a) for fiscal 1995, $1,200, $1,200, $1,188 and $1,250 of premiums paid by the Company in respect of term life insurance policies on Messrs. Fleming, Holland, Brinson and Ford, respectively, and $675 contributed by the Company to each such person's account (other than J. Roger Holland and James L. Ford) pursuant to the Company's 401(k) Savings Plan; (b) for fiscal 1994, $1,200, $1,080, $1,080 and $500 of premiums paid by the Company in respect of term life insurance policies on Messrs. Fleming, Holland, Brinson and Ford, respectively, and $580 contributed by the Company to each such person's account (other than J. Roger Holland) pursuant to the Company's 401(k) Savings Plan; and (c) for fiscal 1993, $2,160 and $1,087 of premiums paid by the Company in respect of term life insurance policies on Messrs. Fleming and Brinson, respectively, and $694 contributed by the Company to each such person's account pursuant to the Company's 401(k) Savings Plan. Effective May 1993, the Company's 401(k) Savings Plan and its profit sharing plan were merged.

(3) While the Company currently has no Chief Executive Officer, for purposes of this proxy statement Mr. Fleming is deemed to be the Company's Chief Executive Officer.

(4) Includes a $16,000 annual travel expense allowance paid to Mr. Fleming.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth all stock option grants to the executive officers named in the "Summary Compensation Table" during the fiscal year ended September 30, 1995:

                                     INDIVIDUAL GRANTS(1)(3)
                        --------------------------------------------------      POTENTIAL REALIZED VALUE AT ASSUMED
                                     % OF TOTAL                               ANNUAL RATES OF STOCK PRICE APPRECIATION
                        NUMBER OF     OPTIONS                                          FOR OPTION TERM(1)(5)
                          SHARES     GRANTED TO                              ------------------------------------------
                        UNDERLYING   EMPLOYEES                                STOCK                  STOCK
                         OPTIONS     IN FISCAL     EXERCISE     EXPIRATION    PRICE      DOLLAR      PRICE      DOLLAR
         NAME           GRANTED(2)    YEAR(4)     PRICE($/SH)      DATE       5%(5)     GAIN(1)     10%(5)     GAIN(1)
----------------------- ----------   ----------   -----------   ----------   --------   --------   ---------   --------
Herbert J. Fleming.....   20,000        11.3%       $12.375       2/23/00     $15.79    $ 68,300    $ 19.93    $151,100
J. Roger Holland.......   50,000        28.3         12.375       2/23/00      15.79     170,750      19.93     377,750
Joe E. Brinson.........   10,000         5.7         12.375       2/23/00      15.79      34,150      19.93      75,550
James L. Ford..........   12,500         7.1         12.375       2/23/00      15.79      42,688      19.93      94,438

---------------
(1) All grants are under the Company's stock option plans. Dollar gains are based on the assumed annual rates of appreciation above the exercise price of each option for the five-year term of the option. Potential Realizable Value is based on the assumed annual growth rates for the five-year option term. Actual gains, if any, on stock option exercises are dependent on the future performance of the stock. There can be no assurance that the amounts reflected in this table will be achieved.

(2) Grants were made in fiscal 1995 at the market value of the Company's Common Stock on the date of grant. Grants vest 50% one year after date of grant and the remaining balance two years after the date of grant.

(3) Total options granted to employees in fiscal 1995 were for 176,700 shares of Common Stock.

(4) The stock price represents the price of the Company's Common Stock if the assumed annual rates of stock price appreciation are achieved over the term of each of the options.

(5) The increase in market value of the Company's Common Stock for all stockholders as of January 2, 1996, assuming annual rates of stock appreciation from September 29, 1995 (stock price at $8.50 per share) over the five-year option period used in this table, aggregate $16,153,437 at a 5% rate and $35,694,872 at a 10% rate.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth stock options exercised during fiscal 1995 and all unexercised stock option grants to the executive officers named in the "Summary Compensation Table" as of September 30, 1995.

                                                                                         VALUE OF UNEXERCISED
                                                           NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                SHARES                  OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END(2)
                              ACQUIRED ON    VALUE      ---------------------------   ---------------------------
            NAME               EXERCISE     REALIZED(1) EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------- -----------   -------     -----------   -------------   -----------   -------------
Herbert J. Fleming...........    12,154     $39,197        51,774         45,000       $ 306,204      $ 212,500
J. Roger Holland.............        --          --        12,500         87,500         106,250        318,750
Joe E. Brinson...............     3,646      11,303        16,179         21,875         119,672        100,938
James L. Ford................        --          --         6,250         18,750          53,125         53,125

---------------
(1) Values are calculated by subtracting the exercise price from the fair market value of the Common Stock as of the exercise date.

(2) Based upon the closing price of the Company's Common Stock of $8.50 on September 29, 1995.

EMPLOYMENT AGREEMENTS

     Mr. Fleming has entered into an employment agreement with the Company dated January 1, 1993, as amended, for a rolling two-year term which may not be terminated prior to May 5, 1997 without cause. Pursuant to this agreement, Mr. Fleming will receive compensation consisting of an annual salary of $275,000 and an annual bonus under the Company's executive management incentive program, or similar program, which is based upon sales, earnings and other proposed objectives which will be approved by the Board of Directors from time to time. The employment agreement with Mr. Fleming further provides that in the event there is a change in the control of the Company, as defined therein, or in any person directly or indirectly controlling the Company, as also defined therein, the employee has the option, exercisable within six months of becoming aware of such event, to terminate his employment agreement. Upon such termination, unless either (i) a majority of the board of directors in office immediately prior to the change in control determine that such change is in the best interests of the Company or (ii) if a majority of the board of directors in office immediately prior to such change in control determine that such change is not in the best interests of the Company, and the employee thereafter cooperates, assists or acts, directly or indirectly, on behalf of or in connection with the party seeking to acquire control, he has the right to receive as a lump sum payment an amount equal to three (3) times the amount paid to him pursuant to his employment agreement minus one dollar ($1.00) with respect to the last fiscal year of the Company prior to exercising this right.

     Mr. Holland has entered into an employment agreement with the Company dated April 4, 1994 for a term ending on April 3, 1997. Pursuant to this agreement, Mr. Holland will receive compensation consisting of an annual salary of $275,000 and an annual bonus under the Company's executive management incentive program, or similar program, which is based upon sales, earnings and other proposed objectives which will be approved by the Board of Directors from time to time. This agreement also provides for the Company to issue to Mr. Holland options exercisable for 50,000 shares of Common Stock in each of the first two years of his employment by the Company.

EXECUTIVE MANAGEMENT INCENTIVE PROGRAM

     The Company has an executive management incentive program which is intended to provide financial incentives to senior management and other key employees, as defined, of the Company upon meeting certain predetermined objectives. These objectives include the Company attaining certain levels of earnings and eligible employees achieving individual performance goals as determined by the Board of Directors. The Board of Directors, in its sole discretion, shall determine those employees eligible for the executive management incentive program at the beginning of each year.

     For the year ended September 30, 1995, approximately 72 employees were eligible to participate in the executive management incentive program. No amounts have been or will be paid under the executive management incentive program for the fiscal year ended September 30, 1995.

401(K) SAVINGS PLAN

     The Company sponsors a retirement plan (the "401(k) Savings Plan") intended to be qualified under section 401(k) of the Internal Revenue Code of 1986, as amended. All employees over age 21 who have completed at least 1,000 hours in their first year of employment by the Company are eligible to participate in the 401(k) Savings Plan. Employees may contribute to the 401(k) Savings Plan on a tax deferred basis up to 15% of their total annual salary, but in no event more than the maximum permitted by the Code ($9,240 in calendar 1995). The Company matches all employee contributions up to $500 per year per employee, and all Company contributions are fully vested. As of September 30, 1995, approximately 1,218 employees had elected to participate in the 401(k) Savings Plan. For the fiscal year ended September 30, 1995, the Company contributed approximately $850,000 to the 401(k) Savings Plan, of which $500 was a contribution for each of Messrs. Fleming, Holland, Brinson and Ford.

     Effective May 1, 1993, the Company's profit sharing plan was merged with and into the 401(k) Savings Plan, and now operates as part of the 401(k) Savings Plan. For each plan year, the Company contributes to the profit sharing component of the 401(k) Savings Plan an amount equal to the lesser of (a) $450,000,

(b) the greater of (i) 3.765% of its net income, as defined, for the fiscal year ending during such plan year, or (ii) $120,000 (c) 15% of that year's participants' earnings plus any available carryover from prior years or (d) the maximum amount permitted by law based on available or accrued profits. Employees may also contribute one to ten percent (in whole multiples) of their earnings to the profit sharing component of the 401(k) Savings Plan, up to a maximum of (i) 25% of compensation for the plan year; or (ii) $30,000. All Company contributions are fully vested and are allocated to employees accounts proportionally based on their respective earnings, up to a maximum of $20,000 per year per participant.

STOCK PLANS

     Stock Option Plan

     Under the Company's Stock Option Plan (the "Plan"), key employees, directors and officers may be granted options to purchase an aggregate of 514,652 shares of the Company's Common Stock. The term "key employees" includes employees whose judgment, initiative and efforts are deemed valuable for the successful conduct and development of the Company's business. The Plan is administered by the Compensation Committee (the "Committee"), consisting of at least three members of the Board of Directors. The Committee, subject to provisions in the Plan, will designate, in its discretion, which persons are to be granted options, the number of shares subject to each option, the number of options to be granted and the period of each option. Each recipient must be an employee of the Company at the time of grant and throughout the period ending on the day three months before the date of exercise. Under the terms of the Plan, the exercise price of the shares subject to each option granted will be not less than 100% of the fair market value at the date of grant, or 110% of such fair market value for options granted to any employee or director who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. Adjustments will be made to the purchase price in the event of stock dividends, corporate reorganizations, or similar events. During fiscal 1995, 54,985 options were granted under the Plan at exercises prices of $6.625 to $12.375. As of September 30, 1995, options to purchase 59,984 shares were exercisable and options to purchase 215,881 shares have been exercised.

     Non-Qualified Stock Option Plan

     In February 1990, the Company's stockholders approved a Non-Qualified Stock Option Plan (the "Non-Qualified Plan") which covers 453,876 shares of the Company's Common Stock. The options become exercisable in installments as determined at the time of grant by the Board of Directors. During fiscal 1995, the Company granted options to purchase 108,215 shares of Common Stock under the Non-Qualified Plan at exercise prices of $11.50 to $12.375 per share. As of September 30, 1995, options to purchase 88,484 shares were exercisable, and 57,040 options have been exercised.

     Outside Director Stock Option Plan

     In February 1995, the Company's stockholders approved an Outside Director Stock Option Plan (the "Director Plan") which covers 60,000 shares of the Company's Common Stock and became effective November 15, 1994. All directors of the Company who are not employees of the Company, of which there are presently six (6), are eligible to participate in the Director Plan. The Director Plan is administered by the Board of Directors. Under the Director Plan, each non-employee director annually is granted options to purchase 2,000 shares of Common Stock at a price equal to the fair market value on the date of grant. During fiscal 1995, the Company granted options to purchase 10,000 shares of Common Stock at an exercise price of $12.375.

CERTAIN TRANSACTIONS

     The Company has entered into a Note Purchase Agreement (the "Note Purchase Agreement") with Robert M. Gintel and Avondale Mills, Inc. pursuant to which Mr. Gintel and Avondale Mills, Inc. have made an aggregate of $15,000,000 principal amount of loans (the "Loans") to the Company. The proceeds of the Loans will be used for working capital and capital expenditure purposes. The Loans are unsecured, bear interest at the rate of ten percent (10%) per annum, and mature on January 31, 1999. The Loans are subordinate to the Company's new $60,000,000 credit facility and certain other senior debt of the Company. In connection with the Loans, the Company has issued a subordinated note in the principal amount of $7,500,000 to Avondale Mills, Inc. and two subordinated notes in the principal amount of $3,750,000 each to Robert M. Gintel. In addition, subject to approval of Proposal 3, in connection with the $3,750,000 Loan (the "Long-Term Gintel Subordinated Note") which will remain outstanding after the consummation of the Company's proposed rights offering described below, the Company will issue to Robert M. Gintel a warrant (the "Warrant") to purchase up to 125,000 shares of Common Stock at $7.00 per share. The Note Purchase Agreement provides that upon the completion of such rights offering, the $11,250,000 aggregate proceeds received by the Company in connection therewith will be used to repay the $7,500,000 subordinated note held by Avondale Mills, Inc. and one of the Company's $3,750,000 subordinated notes held by Robert M. Gintel. Pursuant to the terms of both the Note Purchase Agreement and the Standby Agreement to be entered into by Mr. Gintel, Avondale Mills, Inc. and the Company, Mr. Gintel and Avondale Mills, Inc. may satisfy their respective obligations to purchase all unsubscribed shares in the Rights Offering by tendering the outstanding amount of all principal and accrued and unpaid interest under their subordinated notes from the Company. The Note Purchase Agreement further provides that if this rights offering is not consummated by May 31, 1996, Avondale Mills, Inc. will have the right, for thirty (30) days, to convert and exchange its $7,500,000 subordinated note for a convertible note, convertible for a period of sixty (60) days into shares of Common Stock at the rate of $7.00 per share. Robert M. Gintel also has the same exchange and conversion rights with respect to the Initial Gintel Note (as defined below).

     The Company intends to offer (the "Rights Offering") up to 1,607,143 shares of its Common Stock to stockholders, pursuant to non-transferable rights (the "Rights") to purchase shares of Common Stock at a price of $7.00 per share. Each stockholder will receive one Right for each share of Common Stock held on the record date therefor. Each Right will entitle the stockholder to subscribe for one-quarter of one share of Common Stock. The Company intends to enter into a Standby Purchase Agreement (the "Standby Agreement") with Avondale Mills, Inc., the Company's largest raw material supplier, and Robert M. Gintel, the Chairman of the Board of Directors of the Company, whereby Avondale Mills, Inc. and Mr. Gintel will severally agree to acquire from the Company all remaining unsubscribed shares of Common Stock available as a result of the Rights Offering at $7.00 per share. Pursuant to the terms of the Standby Agreement, the first 750,000 unsubscribed shares of Common Stock will be purchased by Avondale Mills, Inc. and the remaining unsubscribed shares of Common Stock will be purchased, in equal amounts by each purchaser, subject to the respective $3,750,000 and $7,500,000 maximum standby commitments of Robert M. Gintel and Avondale Mills, Inc., respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board of Directors consisted during fiscal 1995 of Messrs. Hudson (Chairman), Gintel, Fried and Moore. Except as otherwise disclosed herein, none of these persons had any relationship requiring disclosure in this Proxy Statement.

          In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Compensation Committee Report on Executive Compensation" and "Company Stock Performance" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of the Company's executive officers is generally determined by the Compensation Committee of the Board of Directors. Except as otherwise disclosed herein, each member of the Compensation Committee is a director who is not an employee of the Company or any of its affiliates.

GENERAL POLICIES

     The Company's compensation programs are intended to enable the Company to attract, motivate, reward and retain the management talent required to achieve aggressive corporate objectives in a rapidly changing industry, and thereby increase stockholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company's business. To attain these objectives, the Company's executive compensation program includes a competitive base salary, coupled with a substantial cash incentive component under its executive management incentive program which is "at risk" based on the performance of the Company's business, primarily as reflected in the achievement of financial goals. As a general matter, as an executive officer's level of management responsibility in the Company increases, a greater portion of his or her potential total compensation depends upon the Company's performance as measured by objective standards over one or more years.

     Stock options are granted to employees, including the Company's executive officers, by the Compensation Committee under the Company's Stock Option Plan and Non-Qualified Stock Option Plan. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of Common Stock on the date of grant, have a maximum term of five to ten years and generally become exercisable for half of the option shares one year from the date of grant and for all of the option shares two years from the date of grant. Among the Company's executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on the Company's profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

     From time to time, the Compensation Committee utilizes the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. No compensation consultant is paid on a retainer basis.

RELATIONSHIP OF COMPENSATION TO PERFORMANCE

     The Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries which will be paid to the Company's executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the incentive compensation and stock option plans maintained by the Company and its affiliates, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     The Compensation Committee also determines the terms of the Company's executive management incentive program. In doing so, the Compensation Committee reviews management's plans for the Company's growth and profitability, determines the criteria to be used for the determination of bonus awards under the executive management incentive program and fixes the levels of target and maximum awards for participants and the level of attainment of financial performance objectives necessary for awards to be made under each incentive compensation plan.

     For fiscal 1995, no bonuses were paid or will be paid pursuant to the Company's executive management incentive program. Under that plan, target awards for such officers ranging from 40% to 50% of the participant's salary at year end were payable depending upon the level of the Company's operating income (or, in the case of certain officers who had management responsibility for one of the Company's operating groups, depending in part on the performance of such individual and his operating group). Under the terms of this plan, no incentive bonus was payable to an executive officer unless a specified level of the Company's operating income or the operating group's or individual's performance target, as the case may be, was achieved. The plan was designed in such a way as to disproportionately increase or decrease a participant's incentive bonus in the event that actual results exceed or fall short of targeted levels.

     Stock options are granted to key employees, including the Company's executive officers, by the Compensation Committee under the Plan and the Non-Qualified Plan. Among the Company's executive officers, the number of shares subject to options granted to each individual generally depends upon his or her base salary and the level of that officer's management responsibility. The largest grants are awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on the Company's profitability and growth.

COMPENSATION OF PRESIDENT AND CHAIRMAN OF THE BOARD

     For fiscal 1995, Mr. Herbert J. Fleming, the Company's President, received a base salary of $293,750 and a travel expense allowance of $16,000. See "Executive Compensation -- Employment Agreements". $275,000 of the base salary was paid pursuant to the terms of Mr. Fleming's employment agreement, and the remaining amount was paid in addition thereto pursuant to the Compensation Committee's determination that such additional amount was appropriate in light of Mr. Fleming's substantial contribution to the Company's operating performance and future prospects, but that no bonus (other than the contractually required travel allowance) was appropriate in light of the Company's financial results for the 1995 fiscal year. In fiscal 1995, the Compensation Committee granted to Mr. Fleming options to purchase an aggregate of 20,000 shares of Common Stock exercisable at $12.375 under the Plan and the Non-Qualified Plan. Each of these options were granted at exercise prices equal to the market value of the Company's Common Stock on the date of grant. The Compensation Committee believes that these options provide an incentive for Mr. Fleming to maximize long-term shareholder value.

     During fiscal 1995, the Compensation Committee recommended the payment of $50,000 annually to Mr. Robert M. Gintel, the Company's Chairman of the Board, which the Compensation Committee believed was appropriate in light of Mr. Gintel's contributions to the Company. During fiscal 1995, Mr. Gintel declined to accept any options to purchase shares of Common Stock under the Company's stock option plans.

                                          The Compensation Committee

                                          John G. Hudson, Chairman
                                          Robert M. Gintel
                                          Albert Fried, Jr.
                                          H. Varnell Moore

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and the NYSE. Based solely upon the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 1995.

                           COMPANY STOCK PERFORMANCE

     The following graph sets forth the cumulative total stockholder return to the Company's stockholders during the five year period ended September 30, 1995 as well as an overall stock market index (S & P 500 Index) and the Company's peer group index (S & P Textiles):

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG ONEITA INDUSTRIES, INC., THE S&P 500 INDEX
                          AND THE S&P TEXTILES INDEX.

      MEASUREMENT PERIOD         ONEITA INDUS-                   S&P TEXTILE-
    (FISCAL YEAR COVERED)         TRIES, INC.       S&P 500      APPAREL MFR.
9/90                                       100             100             100
9/91                                       137             131             178
9/92                                       203             146             183
9/93                                        97             185             141
9/94                                       164             171             155
9/95                                       127             221             151

     * $100 INVESTED ON SEPTEMBER 30, 1990 IN STOCK OR INDEX,
     INCLUDING REINVESTMENT OF DIVIDENDS.
     FISCAL YEAR ENDING SEPTEMBER 30.

           PROPOSAL NO. 2 TO APPROVE THE EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors approved a proposed Employee Stock Purchase Plan (the "Stock Purchase Plan") on September 14, 1995 subject to approval by the stockholders at the Annual Meeting. If approved, the Stock Purchase Plan would make available 250,000 shares of the Company's Common Stock for purchase by eligible employees of the Company and certain of its subsidiaries. Management estimates that these 250,000 shares will satisfy the share of requirements of the Stock Purchase Plan for approximately five (5) years from its effective date. However, this period can vary depending upon the future number of participants in the Stock Purchase Plan and market price of the shares purchased from time to time. The Stock Purchase Plan provides that the shares available for the purchase thereunder may be unissued shares or treasury shares available from time to time.

     The Company believes that stock ownership among its employees is a substantial benefit to the Company's progress and growth. An employee who is a stockholder has a common goal with management in achieving greater earnings, thereby increasing the value of the employee's investment in the Company's Common Stock purchased under the Stock Purchase Plan. In addition, such stock ownership may improve employee morale and efficiency and reduce employee turnover.

     A summary of the principal provisions of the Stock Purchase Plan is set forth below, but such summary is qualified in its entirety by reference to the full text of the Stock Purchase Plan, which is attached to this Proxy Statement as Exhibit A.

DESCRIPTION OF THE STOCK PURCHASE PLAN

     All regular employees of the Company and its designated subsidiaries, except certain part-time employees or owners of 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries are eligible to participate in the Stock Purchase Plan. An eligible employee may elect to participate in the Stock Purchase Plan by authorizing payroll deductions of not less than $5 per week or more than 10% of the employee's regular pay to be applied toward the purchase of stock. Four offerings to purchase shares will be made in each calendar year, beginning on the first Monday of February, May, August and November (each a "grant date") and ending on the first Monday of the next succeeding calendar quarter (each an "exercise date"). The option price per share is the lesser of (a) 95% of its fair market value on the grant date or (b) 95% of its fair market value on the exercise date. Fair market value is defined as the average of the highest and lowest quoted selling prices per share reported on the New York Stock Exchange Composite Transactions Tape on the applicable date. The number of shares purchasable by a participant in any quarterly offering is determined by dividing the amount of accumulated payroll deductions in the participant's account by the option price per share. A participant may not purchase more than 300 shares during any Offering. Purchases of shares are made automatically on the same date, and a new grant is extended automatically on the same date. A participant may withdraw from the Stock Purchase Plan at any time and cannot rejoin thereafter for two successive quarterly offerings. If a participant's employment is terminated for any reason or if his employer ceases to be a designated subsidiary of the Company, the participant, or the participant's estate, may elect to receive the balance remaining in his or her account or have such balance retained until the next succeeding exercise date, at which time it shall be applied to the purchase of shares. A participant may not assign his or her rights under the Stock Purchase Plan. Appropriate adjustments in the number of shares reserved under the Stock Purchase Plan and to the option price and number of shares subject to each then outstanding option shall be made in the event of any future stock dividends, stock splits or corporate reorganizations.

     The Stock Purchase Plan will be administered by the Compensation Committee of the Board of Directors. The members of the Compensation Committee are not eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan may be suspended or terminated or amended by the Board of Directors. However, no amendment can increase the number of shares authorized for issuance under the Stock Purchase Plan, change the formula for determining the option price per share, withdraw the administration of the Stock Purchase Plan from the Compensation Committee or further limit the eligibility requirements of participants. The Stock Purchase Plan will terminate when all shares subject to the Stock Purchase Plan have been optioned or at such other time as the Board of Directors may determine. The Stock Purchase Plan will be suspended whenever a current registration statement or amendment thereto with respect to the shares subject to purchase under the Stock Purchase Plan is not in effect.

FEDERAL INCOME TAX CONSEQUENCES

     Under the Internal Revenue Code, an employee participating in the Stock Purchase Plan will not realize taxable income either on the grant or exercise of the stock purchase option. In order to receive this favorable tax treatment, at all times during the period beginning with the date of grant and ending on the day not more than three months before the date of exercise, the employee must be employed by the Company or its designated subsidiaries.

     If shares purchased under the Stock Purchase Plan are disposed of more than 2 years after the grant date or 1 year after the exercise date, whichever is later, the participant will realize ordinary income equal to the lesser of (a) the excess of the fair market value of the share at the time of such disposition or death over the amount paid for the share, or (b) the excess of the fair market value of the share at the time the option was granted over the option price. Any gain in excess of the amount set forth in the preceding paragraph shall be treated as capital gain.

     If shares purchased under the Stock Purchase Plan are disposed of less than 2 years after the grant date or 1 year after the exercise date, the participant will realize ordinary income equal to the difference between the fair market value of the stock on the date of exercise over the option price. Additionally, if the shares are sold, capital gain or loss will be realized equal to the difference between the selling price of the shares, after such purchase price has been increased by the amount required to be realized as ordinary income.

     The affirmative vote of the majority of the votes cast on this proposal shall constitute approval of the Stock Purchase Plan.

     The Board of Directors recommends a vote FOR the approval of the Stock Purchase Plan.

     PROPOSAL NO. 3 TO ISSUE WARRANTS TO PURCHASE 125,000 SHARES OF COMMON
       STOCK TO ROBERT M. GINTEL IN CONNECTION WITH A LOAN TO THE COMPANY

     Pursuant to the terms of a Note Purchase Agreement dated as of December 28, 1995 (the "Note Purchase Agreement") among Robert M. Gintel, Avondale Mills, Inc. (collectively, the "Purchasers") and the Company, the Company has issued
(i) a Subordinated 10% Promissory Note in the principal amount of $7,500,000 to Avondale Mills, Inc., (the "Avondale Note"), (ii) a Subordinated 10% Promissory
Note in the principal amount of $3,750,000 to Robert M. Gintel (the "Initial Gintel Note") and (iii) a $3,750,000 Subordinated 10% Promissory Note in the principal amount of $3,750,000 (the "Long-Term Gintel Subordinated Note") and, subject to the approval of this proposal no. 3, a warrant (the "Warrant") to purchase up to 125,000 shares of Common Stock at $7.00 per share to Robert M. Gintel (the "Avondale Note", the "Initial Gintel Note" and the "Long-Term Gintel Subordinated Note" are sometimes hereinafter collectively referred to as the "Notes"). In the event of any material change in the terms of the Note Purchase Agreement, or any change in the consideration to be paid by the Purchasers, the Company will, unless the change is not adverse to the Company or its stockholders, submit the changed terms to the stockholders of the Company for their approval. The Board of Directors will abandon its plan to issue the Warrant issued in connection with the Long-Term Gintel Subordinated Note if such transaction is not approved by the stockholders of the Company. The Company intends to make a Common Stock rights offering (the "Rights Offering"), on the terms and conditions set forth in the Standby Agreement (as described below), to the holders of shares of the Company's Common Stock to raise sufficient funds to repay in full the Avondale Note and the Initial Gintel Note; however, the Long-Term Gintel Subordinated Note will not be so repaid and will remain outstanding.

RELATIONSHIP OF PURCHASERS TO THE COMPANY

     Robert M. Gintel has loaned the Company $7,500,000 pursuant to the terms of the Note Purchase Agreement. Mr. Gintel has been Chairman of the Board of Directors of the Company since October 1993. As of January 9, 1996, Mr. Gintel beneficially owns 2,075,000 shares (or approximately 29.0%) of the Company's Common Stock, of which he directly owns 1,100,000 shares of Common Stock representing 15.6% of the outstanding shares. An aggregate of 975,000 of these shares are beneficially owned by Gintel Equity Management, Inc., Gintel ERISA Fund and Gintel Fund, each of which is controlled by Mr. Gintel. Mr. Gintel possesses sole investment power, sole dispositive power and sole voting power for all of said shares. Mr. Gintel has advised the Company that he intends to vote all shares of Common Stock which he beneficially owns and has the power to vote in favor of the approval of this Proposal No. 3.

     Avondale Mills, Inc. ("Avondale") has loaned the Company $7,500,000 pursuant to the terms of the Note Purchase Agreement. Avondale is the Company's largest raw material supplier. In addition, Mr. John G. Hudson, a director of the Company, was the President and Chief Operating Officer of Avondale from 1986 through 1990. Further Mr. Jack R. Altherr, Jr., a director nominee of the Company nominated for election at this meeting, has been Vice President, Chief Financial Officer, Secretary and a director of Avondale since October 1988 and served in various other administrative and financial positions from July 1982 to October 1988.

     The terms of the Note Purchase Agreement were negotiated by representatives of the Company and representatives of the Purchasers in good faith on an arm's length basis. Because of the relationships described above, the Board of Directors of the Company appointed a committee comprised of the disinterested directors of the Company who are not Purchasers, namely Lewis Rubin (Chairman), Meyer A. Gross, H. Varnell Moore and John G. Hudson to review the transactions contemplated by the Note Purchase Agreement and the Rights Offering. This committee has concluded that the terms of the Note Purchase Agreement, the Warrant and the Rights Offering are as favorable to the Company as if negotiated with a third party with no common affiliations with the Company and are fair to the Company's Stockholders. Further, the Company has received the opinion of Butler, Chapman & Co., Inc. ("Butler, Chapman") to the effect that, based upon the procedures followed, factors considered and assumptions made by Butler, Chapman as set forth in its opinion, the transactions contemplated by the Note Purchase Agreement, including the Rights Offering and the issuance of the Warrant, are fair from a financial point of view to the Company and the holders of Common Stock of the Company other than Mr. Gintel and his affiliates.

MARKET PRICE OF THE COMPANY'S COMMON STOCK

     On December 28, 1995, the day before the date the transactions contemplated by the Note Purchase Agreement were publicly disclosed, the closing price per share of the Company's Common Stock was $6.875. On January 5, 1996, the closing price per share of the Company's Common Stock was $7.125. The Company's management believes this increase reflects both market support of the transactions contemplated by the Note Purchase Agreement and the Rights Offering and recognition of improvements in the Company's financial condition and operations.

DESCRIPTION OF NOTE PURCHASE AGREEMENT, NEW BANK FINANCING AND RIGHTS OFFERING

     Note Purchase Agreement

     The Company agreed to sell to the Purchasers, and the Purchasers agreed to purchase from the Company, subject to certain conditions, $15,000,000 aggregate principal amount of Subordinated 10% Promissory Notes of the Company due January 31, 1999 at a price equal to 100% of the aggregate principal amount of the Notes, such Notes to be subordinated to certain indebtedness of the Company on the terms and conditions further set forth in the Notes. To evidence the loan, Avondale was issued the Avondale Note and Gintel was issued the Initial Gintel Note and the Long-Term Gintel Subordinated Note. A copy of the Warrant referred to in the Note Purchase Agreement is attached hereto as Exhibit B, and any reference to the Warrant is qualified in its entirety by reference to such Exhibit.

     New Bank Financing

     The Company has consummated a new bank financing to make available to the Company $60,000,000 under a new revolving line of credit. The proceeds of this new bank credit facility will be used to pay off an existing bank credit facility and existing short-term bank lines totaling $50,000,000 at November 1995. The additional $10,000,000 of proceeds from the new revolving credit facility will be used for working capital and capital expenditures. The new revolving line of credit is collateralized by inventories and accounts receivable and will mature on December 31, 1998.

     Registration Rights Agreement

     The Company has executed and delivered to Avondale and Gintel a registration rights agreement (the "Registration Rights Agreement"), pursuant to which, among other things, the Company, if requested by Avondale and/or Gintel, or their assignees, shall register for sale, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), up to six times, (i) any shares of Common Stock of the Company acquired pursuant to the Standby Agreement, and/or
(ii) should the Rights Offering not be consummated by May 31, 1996, at which time, Avondale and Gintel shall have the right to convert the Avondale Note and the Initial Gintel Note into shares of Common Stock at $7.00 per share, such shares issuable upon the conversion of all or any portion of the Initial Gintel Note and/or the Avondale Note and/or (iii) issuable upon the exercise of all or any portion of the Warrants.

     Fairness Opinion

     The Board of Directors of the Company, acting upon the recommendation of a committee of disinterested members of the Board of Directors of the Company (the "Independent Committee"), has received the opinion of Butler, Chapman to the effect that the transactions contemplated by the Note Purchase Agreement, the Warrant and the Rights Offering are fair from a financial point of view to the Company and the holders of Common Stock of the Company.

     Standby Agreement

     The Purchasers and the Company shall enter into a standby agreement (the "Standby Agreement") pursuant to which, among other things, the Purchasers shall agree to acquire all shares of Common Stock not subscribed for by stockholders of the Company in the Rights Offering, all in accordance with the terms and conditions set forth in the Standby Agreement. Notwithstanding the foregoing, the parties acknowledge that the Company will not issue more than 1,607,143 shares of Common Stock in the Rights Offering, that Gintel's and Avondale's maximum aggregate standby commitment will not exceed the difference obtained by subtracting from $11,250,000, the aggregate of all subscription proceeds received by the Company from stockholders in the Rights Offering and that Gintel's and Avondale's individual maximum standby commitments shall not exceed $3,750,000 and $7,500,000, respectively. Pursuant to the terms of the Standby Agreement, the first 750,000 unsubscribed shares of Common Stock will be purchased by Avondale Mills, Inc. and the remaining unsubscribed shares of Common Stock will be purchased, in equal amounts by each Purchaser, subject to the respective $3,750,000 and $7,500,000 maximum standby commitments of Robert
M. Gintel and Avondale Mills, Inc., respectively.

     Gintel Rights

     Robert M. Gintel has agreed that he will not subscribe for any shares of Common Stock underlying any of the subscription rights to be issued to him, as a stockholder in the Company, in the Rights Offering. Instead, Mr. Gintel will participate in the Rights Offering through his purchases under the Standby Agreement.

ADVANTAGES OF THE PROPOSAL

     The Board of Directors has determined that the issuance of the Warrant to purchase 125,000 shares of Common Stock to Robert M. Gintel in connection with the Long-Term Gintel Subordinated Note is in the best interest of the Company.

     Pursuant to the terms of the Warrant, the exercise price, subject to certain adjustment and anti-dilution provisions is $7.00 per share. The exercise price was established pursuant to arms-length negotiations between representatives of the Company and Robert M. Gintel and represents the same price per share as all stockholders will have the right to purchase shares of Common Stock for in connection with the Rights Offering. Should Mr. Gintel exercise all or part of the Warrant, the Company could realize up to a maximum of $875,000 capital infusion. The Board believes that such additional capital would strengthen the Company and increase stockholder value over the long term.

     The Company's agreement to issue the Warrant in connection with Mr. Gintel extending to the Company a loan of $3,750,000 represented by the Long-Term Gintel Subordinated Note was an inducement for Mr. Gintel to extend such loan to the Company. The Board believes that such loan was required for the Company to complete its new bank credit facility and to obtain the remaining $11,750,000 of short-term loans to be repaid from the proceeds of the Rights Offering. In connection with the Warrant, a special committee comprised of disinterested directors has obtained an opinion from Butler, Chapman, an independent investment banking firm, to the effect that the transactions contemplated by the Note Purchase Agreement, including the Rights Offering and the issuance of the Warrant, are fair from a financial point of view to the Company and the holders of the Common Stock of the Company other than Mr. Gintel and his affiliates.

     Mr. Gintel, as owner of approximately 29.8% of the Company's voting power as of the Record Date, has informed the Board that he intends to vote those shares in favor of this Proposal No. 3.

DISADVANTAGES OF PROPOSAL

     The issuance of the Warrant will allow Mr. Gintel to benefit from any future increase in the value of the Common Stock without requiring him to invest the exercise price thereof in the Company until such benefit is realizable. Mr. Gintel has already agreed to make the loan to the Company which will be evidenced by the Long-Term Gintel Subordinated Note, and this loan will remain in effect whether or not Proposal No. 3 is approved.

     The issuance of the Common Stock for which the Warrant is exercisable which, if fully exercised, would total 125,000 out of 6,878,506 (or approximately 1.8%) of the Company's outstanding Common Stock as of the January 9, 1996, would cause the existing stockholders of the Company a loss of proportionate voting power and economic interest in the Company. The Company's contractual obligation to register the Common Stock issuable upon exercise of the Warrants may depress the current market price of outstanding shares of Common Stock. In addition, the anti-dilution protections covering the Warrants may limit the Company's ability to raise additional capital in the private or public capital markets, and may limit interest in the Company's securities in the public capital markets. The Board of Directors believes the benefits of raising the additional capital through the Long-Term Gintel Subordinated Note, the issuance of which has been induced by the Company's agreement to issue the Warrant, outweigh the disadvantages.

STOCKHOLDER DERIVATIVE LITIGATION

     If Proposal No. 3 is approved, the Company would assert this approval as a defense to any stockholder derivative suit alleging issues related to the Warrant.

RECOMMENDATION

     The independent committee of disinterested directors has unanimously approved the issuance of the Warrant and recommended that the Board of Directors submit the proposal to the Company's stockholders for their approval. Pursuant to such recommendation, the Board of Directors has unanimously approved the issuance of the Warrant and the submission of this Proposal No. 3 to the stockholders. The affirmative vote of the majority of the votes cast on this proposal shall constitute approval of the issuance of the Warrant.

     The Board of Directors recommends a vote FOR approval of Item 3 on the Proxy Card.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP acted as the Company's independent auditors for the year ended September 30, 1995 and has been selected by the Board of Directors, upon the recommendation of the Audit Committee, to continue to act as the Company's independent auditors in the Company's 1996 fiscal year.

     A representative of Arthur Andersen LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

     The Company has enclosed its Annual Report of Stockholders for the fiscal year ended September 30, 1995 with this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

                           MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER AS OF THE RECORD DATE, COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, UPON WRITTEN REQUEST DELIVERED TO EDWARD I. KRAMER, SECRETARY, AT THE COMPANY'S OFFICES AT 4130 FABER PLACE DRIVE, SUITE 200, CHARLESTON, SOUTH CAROLINA 29405.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Company may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held by record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than October 25, 1996 to be considered for inclusion in the Company's next Proxy Statement.

                                          By Order of the Board of Directors,

                                          EDWARD I. KRAMER
                                          Secretary

January 29, 1996
Charleston, South Carolina

                                                                       EXHIBIT A

                            ONEITA INDUSTRIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     This Employee Stock Purchase Plan (herein called the "Plan") provides eligible employees at Oneita Industries, Inc., a Delaware corporation (herein called the "Company") and its subsidiaries a continual opportunity to purchase common stock of the Company through payroll deductions.

     1. Definitions.

          (a) Subsidiaries -- "Subsidiaries" are corporations, 50% or more of each class of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, by the Company.

          (b) Basic Compensation -- The "Basic Compensation" of each participating employee for each payroll period is the regular compensation or commissions earned during such payroll period, before any deductions or withholding, but excluding overtime, bonuses, amounts paid as reimbursement of expenses (including those paid as part of commissions) and other additional compensation.

          (c) Offering -- An "Offering" is a three month period beginning on the first Monday of each February, May, August and November, respectively, and ending on the first Monday of the next succeeding three month period. If no such stock is sold on either first Monday, then the Offering shall commence or end, as the case may be, on the next succeeding day on which there is a sale.

          (d) Grant Date -- The "Grant Date" is the first Monday of each Offering on which sales of the Company's stock are reported on the New York Stock Exchange Composite Transactions Tape ("Composite Tape"), or if no such stock is sold on such first Monday, then on the next succeeding day on which there is a sale.

          (e) Exercise Date -- The "Exercise Date", with respect to any Offering, is the date upon which shares are purchased by a participating employee pursuant to the provisions of Section 8 below and will be the same date as the Grant Date of the next succeeding Offering.

          (f) Exercise Price -- The "Exercise Price" shall be the lesser of 95% of the fair market value of a share of common stock of the Company on the Grant Date or 95% of the fair market value of such share on the Exercise Date, but in no event less than the par value of such shares. The fair market value per share on any Grant Date or Exercise Date, as the case may be, shall be the average between the highest and lowest quoted selling price per share of the Company's common stock on the Composite Tape on each such date.

     2. Stock Subject to the Plan. The Company shall make available 250,000 shares of its Common Stock for purchase under the Plan from authorized but unissued shares.

     3. Eligible Employees. All employees of the Company or any of its Subsidiaries shall be eligible to participate in the Plan, except employees (i) whose customary employment is 20 hours or less per week or not more than five months in any calendar year, or (ii) who, immediately after any Grant Date, own 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary.

     4. Participation in the Plan. An eligible employee may participate in the Plan at any time by completing and filing with the appropriate payroll office a Payroll Deduction Authorization Form which authorizes payroll deductions from the employee's Basic Compensation. Such deductions shall commence with the pay period beginning after such form is filed with and recorded in the appropriate payroll office and shall continue until the employee terminates participation in the Plan or the Plan is terminated.

     5. Payroll Deductions, Number of Shares Purchasable and Employee
Accounts. Payroll deductions shall be made from the Basic Compensation paid to each participating employee for each payroll period in such amounts as the participating employee shall authorize in his or her Payroll Deduction Authorization Form, which amount shall not be less than $5 per week. No participating employee may be granted an option hereunder which would permit the employee's rights to purchase stock under the Plan and any other stock purchase plan of the Company or its subsidiaries to accrue at a rate greater than 10% of the participating employees annual basic compensation for each calendar year in which any such option granted to such employee is outstanding at any time. The Company shall maintain a payroll deduction account for each participating employee (herein called "plan account") to which shall be credited all such payroll deductions and from which shall be deducted amounts charged for the purchase of shares hereunder and withdrawals, as hereinafter provided.

     6. Changes in Payroll Deductions. Subject to the minimum and maximum deductions set forth above, a participating employee may change the amount of his or her payroll deduction no more than twice in each calendar year by filing a new Payroll Deduction Authorization Form with the appropriate payroll office. The change shall not become effective earlier than the first payroll period in the next succeeding Offering after the form is received and recorded by the appropriate payroll office.

     7. Termination of Participation in Plan and Refund of Credit Balance in Plan Account. A participating employee, at any time and for any reason, may voluntarily terminate participation in the plan by written notification of withdrawal delivered to the appropriate payroll office. An employee's participation in the Plan shall be voluntarily terminated upon termination of employment by the Company or its Subsidiaries for any reason, or upon the employee no longer being eligible for participation. In the event of a participating employee's voluntary or involuntary termination of participation in the Plan, no payroll deduction shall be taken from any Basic Compensation due thereafter; and at the election of such employee or employee's estate, as the case may be, the balance in the employee's plan account shall be paid either to the employee or the employee's estate, or shall be retained until the next Exercise Date at which time it shall be applied to the purchase of stock under the Plan pursuant to Section 8 below. An employee whose participation in the Plan has terminated may not rejoin the Plan until the next two succeeding Offerings following the date of such termination have expired. Except as above provided, a participating employee may not withdraw any credit balance in the employee's plan account, in whole or in part.

     8. Grant and Exercise of Options.

          (a) The Company shall make four Offerings during each calendar year to eligible employees to purchase stock under the Plan. Each participating employee shall be offered an opportunity to purchase stock on the Grant Date applicable to each Offering for the number of shares (rounded downward to the nearest whole share) of the Company's common stock determined by dividing the Exercise Price into the aggregate amount of the payroll deductions withheld from the employee's Basic Compensation during an Offering, plus any balance in the employee's plan account after the immediately prior Exercise Date and, in the case of employees whose participation commenced during the immediately prior Offering, payroll deductions accumulated prior to the current Grant Date. A participant may not purchase more than 300 shares during any Offering. Purchases shall be made automatically on the exercise date. On such date, the participating employee's plan account shall be charged for the amount of the purchase, and a new opportunity to purchase shares, as described above, for the next succeeding Offering shall automatically be extended.

          (b) No fractional shares shall be purchased, and any balance remaining in the employee's plan account after the shares have been purchased on the Exercise Date shall be carried forward to the next succeeding Offering. As soon as practicable after the Exercise Date, either (i) a stock certificate shall be delivered to the participating employee representing the shares purchased on the Exercise Date, or (ii) a statement shall be delivered to the participating employee which shall include the number of shares purchased on the Exercise Date and the aggregate number of shares purchased on behalf of such employee under the Plan. Stock certificates for shares purchased under the Plan shall be issued in the name of the participating employee, or if so specified in the employee's Payroll Deduction Authorization Form, in the employee's name and the name of another person of legal age as joint tenants with right of survivorship or as tenants in common.

          (c) The option must be exercised within five years from the date of grant of the option. If the option is not exercised by such date, such option shall expire.

     9. Rights as a Stockholder. None of the rights or privileges of a stockholder of the Company shall exist with respect to shares purchased under the Plan unless and until a statement and/or certificates representing such shares shall have been issued to the participating employee.

     10. Rights Not Transferable. Rights under the Plan are not transferable by a participating employee other than by will or the laws of descent, and are exercisable during the employee's lifetime only by the employee.

     11. Application of Funds. All funds received or held by the Company under the Plan may be used for any corporate purposes.

     12. Adjustments in Case of Changes Affecting Stock. In the event of a subdivision of outstanding shares of Common Stock of the Company, or the payment of a stock dividend, the number of shares approved for the Plan shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board of Directors. In the event of any other change affecting the Company's Common Stock, such adjustment shall be made as shall be deemed equitable by the Board of Directors to give proper effect to such event.

     13. Administration of Plan. The Plan shall be administered by the Compensation and Employee Benefits Committee of the Board of Directors of the Company ("Committee"), consisting of at least three of its members, none of whom shall be eligible to participate in the Plan. The Committee shall have authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive.

     14. Amendments to Plan. The Board of Directors of the Company, at any time, or from time to time, may amend, suspend, or terminate the Plan, provided, however, that except to conform the Plan to the requirements of the Internal Revenue Code, no amendment shall be made (i) increasing or decreasing the number of shares authorized for the Plan (other than as provided in Section 12), (ii) changing the formula for determining the Exercise Price per share, (iii) withdrawing the administration of the Plan from the Committee or permitting any rights under the Plan to be granted to any employee who is a member of the Committee administering the Plan, or (iv) further limiting the employees of the Company or its Subsidiaries who may participate in the Plan.

     15. Effective Date, Suspension and Termination of Plan. The Plan shall become effective when (i) the Plan has been adopted by the Board of Directors and approved by the stockholders of the Company by a majority vote of those present and entitled to vote at any annual or special meeting at which a quorum is present, (ii) a registration statement under the Securities Act of 1933, as amended, has become effective with respect to the shares to be purchased under the Plan and (iii) the Committee has specified the date of the first Offering. The Plan shall terminate upon the termination of the Plan by the Board of Directors of the Company or when no more shares remain to be purchased under the Plan, whichever occurs first. Upon the termination of the Plan, all unexercised options theretofore granted pursuant hereto and all authorized payroll deductions hereunder shall remain in full force and be carried out and effected, and upon the exercise or termination of such options, as the case may be, the then remaining credit balances in the respective employee's plan accounts shall be returned to the employees for whom such plan accounts were established. The Plan shall be suspended and become inoperative with respect to shares not theretofore optioned under the Plan (but not with respect to any uncompleted offerings) during any period in which no registration statement or amendment thereto under the Securities Act of 1933, as amended, is in effect with respect to the shares so remaining to be purchased under the Plan.

     16. Governmental Regulations. The Company's obligation to sell and deliver its Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

                                                                       EXHIBIT B

     THIS WARRANT AND THE UNDERLYING COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

     VOID AFTER 5:00 P.M., NEW YORK TIME, ON                     , 2001, OR IF
NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., NEW YORK TIME, ON THE NEXT FOLLOWING BUSINESS DAY.

     WARRANT TO PURCHASE 125,000 SHARES OF COMMON STOCK.

                              WARRANT TO PURCHASE
                                  COMMON STOCK
                                       OF
                            ONEITA INDUSTRIES, INC.

                    TRANSFER RESTRICTED -- SEE SECTION 6.02

     This certifies that, for good and valuable consideration, ROBERT M. GINTEL, an individual with a principal place of business at 6 Greenwich Office Park, Greenwich Connecticut 06831, and his registered, permitted assigns (collectively, the "Warrantholder" or "Holder"), is entitled to purchase from ONEITA INDUSTRIES, INC., a Delaware corporation (the "Company"), subject to the terms and conditions hereof, at any time before 5:00 P.M., New York time, on
                    , 2001 (or, if such day is not a business day, at or before 5:00 P.M., New York time on the next following business day), the number of fully paid and non-assessable shares of Common Stock, par value $.25 per share, of the Company (the "Common Stock") stated above at the exercise price of $7.00 per share (the "Exercise Price"). The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Article II hereof. This Warrant is being issued to the Holder in accordance with Section 2 of that certain Note Purchase Agreement dated as of December 28, 1995 among the Holder, the Company and Avondale Mills, Inc. (the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                                   ARTICLE I

                        DURATION AND EXERCISE OF WARRANT

     Section 1.01: Duration of Warrant. Subject to the terms contained herein, this Warrant may be exercised at any time before 5:00 P.M., New York time, on
                    , 2001 (the "Expiration Date") (or, if such day is not a business day, at or before 5:00 P.M., New York time, on the next following business day). If this Warrant is not exercised at or before 5:00 P.M., New York time, on the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

     Section 1.02: Exercise of Warrant.

          (a) The Warrantholder may exercise this Warrant, in whole or in part, upon surrender of this Warrant with the Subscription Form hereon duly executed, to the Company at its corporate office at 4130 Faber Place, Suite 200, Ashley Corporate Center, Charleston, South Carolina, or to such office as duly designated by the Company to the Warrantholder, together with the full Exercise Price for each Warrant Share to be purchased by tendering in lawful money of the United States, or by certified check or bank draft payable in United States Dollars to the order of the Company.

          (b) Upon receipt of this Warrant with the Subscription Form duly executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Company will cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised (adjusted to reflect the effect of the provisions contained in Article II hereof, if any, and as provided in Section 4.04 hereof) in such denominations as are required for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. If at the time this Warrant is exercised a registration statement is not in effect to register under the Securities Act, the Warrant Shares issuable upon exercise of this Warrant, the Company may require the Warrantholder to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

          (c) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company will execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.

          (d) The Company covenants and agrees that it will pay when due and payable any and all stock transfer and similar taxes which may be payable in respect of the issue of this Warrant or in respect of the issue of any Warrant Shares. The Company shall not, however, be required to pay any tax imposed on income or gross receipts or any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or at the time of surrender.

                                   ARTICLE II

                       ADJUSTMENT OF WARRANT SHARES STOCK
                       PURCHASABLE AND OF EXERCISE PRICE

     The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article II, provided, however, that the adjustments contemplated by Sections 2.01(b), (c) and (g) below shall no longer be applicable or have any force or effect following such time as the conversion privileges set forth in the Avondale Replacement Note and the Gintel Replacement Note have either been exercised in their entirety, canceled or terminated.

     Section 2.01: Mechanical Adjustments.

          (a) Anti-Dilution Provisions; Adjustment of Purchase Price. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Exercise Price, the number of Warrant Shares shall thereafter be the amount obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          (b) Purchase Price Adjustment Formulas. If and whenever after the date hereof the Company shall issue or sell any shares of its Common Stock (other than shares of Common Stock issued as permitted by Section 2.01(g) herein) for a consideration per share less than the Exercise Price in effect immediately prior to such issue or sale, then forthwith the Exercise Price shall be reduced to a price (calculated to the nearest $0.0001) determined by dividing (1) an amount equal to the sum of (aa) the number of shares of Common Stock acquired or acquirable by all purchasers immediately prior to such issue or sale multiplied by the then existing Exercise Price, and (bb) the net consideration, if any, received and deemed received by the Company upon such issue or sale, by (2) an amount equal to the sum of (xx) the total number of shares of Common Stock acquired or acquirable by the Holder under this Warrant and (yy) the total number of shares of Common Stock issued in connection with such issue or sale. No adjustment of the Exercise Price, however, shall be made in an amount less than $0.0001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.0001 per share or more.

          (c) Constructive Issuances of Stock; Convertible Securities; Rights and Options; Stock Dividends. For the purposes of Section 2.01(b), the following provisions (i) to (vi), inclusive, shall also be applicable:

             (i) In case at any time the Company shall in any manner grant any rights to subscribe for or to purchase, or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of any such rights or options which relate to such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by
        b) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for the price per share determined as set forth hereinabove. Except as provided in clause (iii) below, no further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

             (ii) In case at any time the Company shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share; provided, that, except as otherwise specified in clause (iii) below, (x) no further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and
        (y) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 2.01(c), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

             (iii) If the purchase price provided for in any right or option referred to in clause (i) of this Section 2.01(c), or the rate at which any Convertible Securities referred to in clauses (i) and (ii) of this
        Section 2.01(c) are convertible into or exchangeable for Common Stock, shall change or a different purchase price or rate shall become effective from time to time (other than under or by reason designed to protect against dilution) then, upon becoming effective, the Exercise Price then in effect hereunder shall forthwith be increased (but in no event to an amount greater than the Exercise Price that would be in effect without giving effect to the issuance of such Convertible Securities, rights or options) or decreased to such Exercise Price as would have obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of (and the total consideration received therefor) (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, (b) the issuance of all Common Stock and all other rights, options and Convertible Securities issued after the issuance of such rights, options or Convertible Securities, and (c) the original issuance at the time of such change of any such options, rights and Convertible Securities then still outstanding. On the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be increased (but in no event to an amount greater than the Exercise Price that would be in effect without giving effect to the issuance of such Convertible Securities, rights or options) or decreased to such Exercise Price as would have obtained (x) had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities and (y) had adjustments been made on the basis of the Exercise Price as adjusted under the immediately preceding clause (x) for all issues or sales of Common Stock or rights, options or Convertible Securities made after the issuance of such rights or options or Convertible Securities. If the purchase price provided for in any right or option referred to in clause
        (i) of this Section 2.01(c), or the rate at which any Convertible Securities referred to in clauses (i) and (ii) of this Section 2.01(c) are convertible into or exchangeable for Common Stock, shall decrease at any time to an amount below the Exercise Price then in effect under or by reason of provisions with respect thereto designed to protect against dilution, then in the case of the delivery of shares of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be decreased to such Exercise Price as would have obtained had the adjustments made upon issuance of such right or option or Convertible Securities been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

             (iv) In case at any time the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

             (v) In case at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash payable to the Company shall be deemed to be the fair value of such consideration as reasonably determined by the Board of Directors of the Company, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the fair value as reasonably determined by the Board of Directors of the Company of such portion of the assets of such merged corporation as such Board shall determine to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be.

             (vi) In case at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (d) Effect of Certain Dividends. In case at any time the Company shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock) payable otherwise than out of net earnings after taxes for the prior fiscal year, the Exercise Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of Common Stock or, in the case of any other dividend, to the fair value thereof per share of Common Stock as determined by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of record of Common Stock entitled to such dividend are to be determined. As used in this
     Section 2.01(d), the term "dividend" shall mean any distribution to the holders of Common Stock as such.

          (e) Stock Splits and Reverse Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares immediately prior to such combination shall be proportionately reduced. Except as provided in this Section 2, no adjustment in the Exercise Price and no change in the number of Warrant Shares so purchasable shall be made pursuant to this Section 2 as a result of or by reason of any such subdivision or combination.

          (f) Effect of Reorganization and Asset Sales. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive, upon the terms and conditions herein contained, upon exercise of this Warrant in accordance with Section 1.02 above, in lieu of the shares of the Common Stock of the Company immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares issuable upon exercise) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to each Holder, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and containing the express assumption of such successor corporation of the due and punctual performance and observance of each provision of this Warrant to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder.

          (g) Excluded Shares. Notwithstanding the foregoing, no adjustments to the Exercise Price shall be made or required with respect to (a) the issuance of Common Stock as required upon the exercise of rights granted in the Rights Offering or pursuant to any conversion of the Avondale Replacement Note or the Gintel Replacement Note (each such capitalized term as defined in the Note Purchase Agreement) and stock reserved for such purpose, (b) the issuance of Common Stock pursuant to existing Stock Option Plans of the Company covering not more than 758,607 shares of the Company's existing Common Stock, and (c) the sale of not more than 250,000 shares of the Company's existing Common Stock (net of repurchases) to employees, officers and consultants of the Company pursuant to option or stock purchase plans hereafter adopted (in addition to shares issued as contemplated in (b) above).

          (h) Accountants' Certificate. Upon each adjustment of the Exercise Price and upon each change in the number of shares of Common Stock issuable upon the exercise of this Warrant and in the event of any change in the rights of the Holder of this Warrant by reason of other events herein set forth, then and in each such case, the Company will promptly obtain a certificate of a firm of independent certified public accountants of recognized standing selected by the Company's Board of Directors (who may be the regular auditors of the Company), stating the adjusted Exercise Price and the new number of shares so issuable, or specifying the other shares of stock, securities or assets and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company will promptly mail a copy of such accountants' certificate to the registered Holder of this Warrant.

          (i) Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of the Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of the Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the Warrant, in addition to such other remedies as shall be available to the Holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes; provided, if such corporate action is not taken by the date 45 days preceding the date on which this Warrant is exercisable, then the right to purchase shares pursuant to this section shall be extended to a date 45 days after the effective date under the Delaware General Corporation Law of any corporate act that makes available sufficient authorized and unissued shares for purchase pursuant hereto.

     Section 2.02: Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver to the Warrantholder a certificate signed by its Chairman of the Board, President, any Vice President, Treasurer or Secretary, setting forth the adjusted number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

     Section 2.03: No Adjustment for Dividends.  Except as provided in Section
2.01 of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

     Section 2.04: Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and any Warrant theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

     Section 2.05: Preservation of Purchase Rights in Certain Transactions.

          (a) In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and the surviving entity is a publicly traded company, the Company agrees that a condition of such transaction shall be that the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrantholder an agreement granting the Warrantholder the right until the Expiration Date, upon payment of the Exercise Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article II. The provisions of this Section 2.05 shall similarly apply to successive consolidations, mergers, sales or conveyances.

          (b) In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and the surviving entity is a non-publicly traded company, the Company agrees that a condition of such transaction will be that the Company shall mail to the Warrantholder at the earliest applicable time (and, in any event, not less than 20 days before any record date or other date set for definitive action) written notice of the record date for such transaction to take place. Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of this Warrant.

                                  ARTICLE III

                       COMPLIANCE WITH THE SECURITIES ACT

     The Holder acknowledges that the Warrant Shares, in his hands, will be restricted securities which may not be sold or offered for sale in the absence of an effective registration statement under the Securities Act or an opinion of counsel satisfactory to the Company that such registration is not required. With respect to any offer, sale or other disposition of any Warrant Shares, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of the Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Article III that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each certificate representing the Warrant Shares thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required, in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent and registrar in connection with such restrictions.

                                   ARTICLE IV

                           OTHER PROVISIONS RELATING
                           TO RIGHTS OF WARRANTHOLDER

     Section 4.01: No Rights as Shareholder; Notice to Warrantholder. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or his transferees the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter or any rights whatsoever as shareholders of the Company, except to the extent specifically provided for herein.

     Section 4.02: Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose

(which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

     Section 4.03: Reservation of Shares.

          (a) The Company covenants and agrees that at all times it shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock or other securities as are sufficient to permit the exercise in full of this Warrant.

          (b) The Company shall use its best efforts to maintain or secure the listing of the Warrant Shares upon the securities exchange or automated quotation system, if any, upon which shares of its Common Stock are then listed.

          (c) The Company covenants that all shares of Common Stock issued on exercise of this Warrant will be validly issued, fully paid, non-assessable and free of preemptive rights.

     Section 4.04: No Fractional Shares. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share in connection with the exercise of this Warrant. In any case where the Warrantholder would, except for the provisions of this Section 4.04, be entitled under the terms of this Warrant to receive a fraction of a share upon exercise of this Warrant and receipt of the Exercise Price, the Company shall not be required to issue any fraction of a share, but rather, will adjust the aggregate Exercise Price for such fraction of a share to which the Warrantholder would otherwise be entitled.

                                   ARTICLE V

                           TREATMENT OF WARRANTHOLDER

     Prior to due presentment for registration or transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes of the Company shall not be affected by any notice to the contrary.

                                   ARTICLE VI
                             SPLIT-UP, COMBINATION,
                        EXCHANGE AND TRANSFER OF WARRANT

     Section 6.01: Split-Up, Combination, Exchange and Transfer of
Warrant. Subject to and limited by the provisions of Section 6.02 hereof, this Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, he shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

     Section 6.02: Restrictions on Transfer. This Warrant may be exercised and this Warrant and the Warrant Shares may not be sold, hypothecated, assigned or transferred (a "Transfer"), except only in accordance with and subject to the provisions of the Securities Act and the rules and regulations promulgated thereunder. The Warrantholder shall have the benefit of the certain registration rights for the Warrant Shares as provided in that certain Registration Rights
Agreement dated as of December   , 1995 among the Company, the Holder and
Avondale Mills, Inc.

                                  ARTICLE VII
                                 OTHER MATTERS

     Section 7.01: Successors and Assigns. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

     Section 7.02: Amendments and Waivers. The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holder. The Warrantholder shall be bound by any consent authorized by this Section whether or not certificates representing his Warrant have been marked to indicate such consent.

     Section 7.03: Counterparts. This Warrant may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 7.04: Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

     Section 7.05: Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     Section 7.06: Integration/Entire Agreement. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     Section 7.07: Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail or overnight courier, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when delivered in the manner set forth above and shall be deemed to have been received when delivered. Copies of all notices to the Company shall be given to:

              Blau, Kramer, Wactlar & Lieberman, P.C.
              100 Jericho Quadrangle
              Jericho, New York 11753
              Attention: Edward I. Kramer

and copies of all notices to Robert M. Gintel shall be given to:

              Reid & Priest LLP
              40 West 57th Street
              New York, New York 10019
              Attention: Leonard Gubar

     Notice or demand pursuant to this Warrant to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by first class mail or overnight courier, postage prepaid, to the Warrantholder at his last known address as it shall appear on the books of the Company.

     Section 7.08: Headings. The Article and Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

     IN WITNESS WHEREOF, this Warrant has been duly executed by the Company
under its corporate seal as of the      day of           , 19  .

                                          ONEITA INDUSTRIES, INC.

                                          By:

                                            ------------------------------------

(Corporate Seal)

ATTEST:

---------------------------------------------------------
Secretary

                                   ASSIGNMENT

(TO BE EXECUTED ONLY UPON ASSIGNMENT OF WARRANT CERTIFICATE)

     For value received,                          hereby sells, assigns and
transfers unto                          the within Warrant Certificate, together
with all right, title and interest therein, and does hereby irrevocably
constitute and appoint                          attorney, to transfer said
Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

                NAME(S) OF
               ASSIGNEE(S)                     ADDRESS                    NO. OF WARRANTS
        --------------------------  ------------------------------        ---------------


     And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants represented by said Warrant Certificate.

Dated:                ,      .

                                          --------------------------------------
                                          Note: The above signature should
                                                correspond exactly with the name
                                                on the face of this Warrant
                                                Certificate.

                               SUBSCRIPTION FORM
                   (TO BE EXECUTED UPON EXERCISE OF WARRANT)

ONEITA INDUSTRIES, INC.

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or
official bank check in the amount of $          .

     Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:

                                          Name
                                          (Please Print Name, Address and Social
                                          Security No.)

                                          Signature
                                          Note: The above signature should
                                          correspond exactly with the name on
                                          the first page of this Warrant
                                          Certificate or with the name of the
                                          assignee appearing in the assignment
                                          form below.

     And if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash.

                            ONEITA INDUSTRIES, INC.

                               BOARD OF DIRECTORS

The undersigned hereby appoints Herbert J. Fleming and James L. Ford, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in ONEITA INDUSTRIES, INC., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held February 27, 1996 and any adjournments thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


                                                              SEE REVERSE SIDE

/ X / PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE

The Board of Directors recommends a vote FOR the following proposals

                                        NOMINEES: Jack R. Altherr, Jr.,
                                                   Meyer A. Gross,
1.  Election of the    FOR   WITHHELD              Lewis Rubin,           2.  Proposal to approve            FOR   AGAINST  ABSTAIN
    following nomi-                                Herbert J. Fleming,        the Company's Employee
    nees, as set      /  /     /  /                John G. Hudson,            Stock Purchase Plan, as        /  /   /  /      /  /
    forth in the                                   Robert M. Gintel,          set forth in Exhibit "A"; and
    proxy statement;                               H. Varnell Moore
                                                                           3. Proposal to approve the
                                                                              issuance of warrants to        /  /  /  /     /  /
INSTRUCTION To withhold authority to vote                                     purchase 125,000 shares
for any individual nominees, print that                                       of Common Stock to
nominee's name in the line provided below.                                    Robert M. Gintel in
                                                                              connection with a
                                                                              $3,750,000 loan made
------------------------------------------                                    by him to the Company,
                                                                              as set forth in Exhibit "B".

                                                                           4. Upon such other business as
                                                                              may properly come before
                                                                              the meeting.



                       THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE HEREOF.


SIGNATURE(S)____________________________________________ DATE__________________
(NOTE: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)
        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE